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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report (Date of Earliest
                         Event Reported): April 28, 2000




                           SUN HYDRAULICS CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




          Florida                         0-21835                 59-2754337
----------------------------           ------------          -------------------
(State or other jurisdiction           (Commission              (IRS Employer
     of incorporation)                 File Number)          Identification No.)




    1500 West University Parkway
          Sarasota, Florida                                             34243
----------------------------------------                             ----------
(Address of principal executive offices)                             (Zip Code)




Registrant's telephone number, including area code: 941-362-1200




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ITEM 5.  OTHER EVENTS.


         (a)      DIVIDEND


         On April 15, 2000, the Company paid a $0.04 per share dividend on its common stock to shareholders of record on March 31, 2000.

         (b)      PRESS RELEASES

         On April 28, 2000, the Registrant issued the press release attached hereto as Exhibit 99.1 announcing expected management changes.

         On May 4, 2000, the Registrant issued the press release attached hereto as Exhibit 99.2 announcing results for the quarter ended April 1, 2000.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of Businesses Acquired.

                  None.

         (b)      Pro Forma Financial Information.

                  None.

         (c)      Exhibits.


      Exhibit
      Number                          Exhibit Description
      -------                         -------------------

       99.1          Press Release of the Registrant dated April 28, 2000.

       99.2          Press Release of the Registrant dated May 4, 2000.












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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          SUN HYDRAULICS CORPORATION


                                          By: /s/ Richard J. Dobbyn
                                              ----------------------------------
                                              Richard J. Dobbyn
                                              Chief Financial Officer (Principal
                                              Financial and Accounting Officer)


Dated: May 4, 2000


























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                                  EXHIBIT INDEX


      Exhibit
      Number                           Exhibit Description
      -------                          -------------------

       99.1          Press Release of the Registrant dated April 28, 2000.

       99.2          Press Release of the Registrant dated May 4, 2000.




























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